No Load and Advisor Classes

Kinetics Mutual Funds, Inc.
The Internet Fund
The Internet Emerging Growth Fund
The New Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund

                                                                  March 25, 2003
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              Supplement to the Statement of Additional Information
                                dated May 1, 2002

The paragraph on page 7 of the Statement of Additional Information entitled "Convertible Debt Securities" is removed in its entirety and replaced with the following:

     DEBT SECURITIES

     The Portfolios may invest in convertible and non-convertible debt obligations without regarding to rating, and as a result, the Funds may purchase or hold securities in the lowest rating categories. Debt securities in these lowest investment grade categories are considered to be below investment grade securities that may not have adequate capacity to pay principal or that otherwise generally lack the characteristics of desirable investments. As compared to debt securities with higher ratings, these "high risk" securities are vulnerable to nonpayment and depend to a larger degree upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. At no time will the Portfolios have more than 5% of their respective total assets invested in any debt securities that are unrated or rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. Please see "Appendix" to this Statement of Additional Information for a description of debt security ratings.


The last paragraph on page 8 of the Statement of Additional Information under the heading "Fixed Income Securities" is removed in its entirety.